UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

______________

MONAKER GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52669	26-3509845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of Principal Executive Office) (Zip Code)

(954) 888-9779

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On March 8, 2016, Monaker Group, Inc. (the “Company”) retained LBB & Associates Ltd., LLP (“LBB”) as its independent registered public accounting firm responsible for auditing its financial statements for the year ended February 29, 2016, to replace D’Arelli Pruzansky, P.A. (“D’Arelli”) who was dismissed as its independent registered public accounting firm responsible for auditing its financial statements.

D’Arelli’s reports on the Company’s financial statements as of and for the two years ended February 28, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss D’Arelli and the selection of LBB was unanimously approved by the Company’s board of directors.

During the years ended February 28, 2015 and 2014, and in the subsequent interim period through March 8, 2016 (the date of dismissal of D’Arelli), there were no disagreements with D’Arelli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D’Arelli, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the years ended February 28, 2015 and 2014, and in the subsequent interim period through March 8, 2016, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent years and in the subsequent interim period through March 8, 2016, the Company did not consult with LBB regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided D’Arelli with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested D’Arelli furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of D’Arelli’s letter dated March 14, 2016, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from D’Arelli Pruzansky, P.A. to the SEC dated March 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

By:	/s/ William Kerby
Name:	William Kerby
Title:	Chief Executive Officer

Date: March 14, 2016